SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2003

W HOLDING COMPANY, INC.
(Exact name of registrant as specified in its charter)

Puerto Rico	000-27377	66-0573197
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

19 West McKinley Street, Mayaguez, Puerto Rico 00680
(Address of principal executive offices)

Registrant’s telephone number, including area code: (787) 834-8000

Not Applicable

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

                    On October 16, 2003, W Holding Company issued a press release announcing its results of operations for the three and nine months ended September 30, 2003. The press release is attached as Exhibit 99 to this report.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W HOLDING COMPANY, INC.
(Registrant)

/s/ Freddy Maldonado
Freddy Maldonado
Chief Financial Officer

Date: October 16, 2003

Exhibit Index

Exhibit No	Description

99	Press release of the Company, dated October 16, 2003.